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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                              ---------------------

                        Date of report: February 5, 2002
                        (Date of earliest event reported)



                               I.C.H. CORPORATION
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


               1-7697                                       43-6069928
        (Commission File No.)                           (I.R.S. Employer
                                                        Identification No.)


                       9255 Towne Centre Drive, Suite 600
                           San Diego, California 92121
               (Address of principal executive offices; zip code)

                                 (619) 587-8533
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if changed Since Last Report)



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ITEM 3.           BANKRUPTCY OR RECEIVERSHIP.

         On February 5, 2002, I.C.H. Corporation, a Delaware corporation, and its principal subsidiaries (the "Company") filed voluntary petitions for financial restructuring under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (Jointly Administered Case No. 02-10485(PCB)) principally in order to separate its ongoing Arby's business from various holding company liabilities related primarily to the Company's former ownership of the California-based Lyon's restaurant chain, and to enhance the overall financial condition of the Company's operating subsidiaries. The Company has closed a single Arby's unit located in Texas in connection with the Chapter 11 restructuring. The Company expects that it will continue to operate its remaining 239 Arby's restaurants located primarily in Michigan, Texas, Pennsylvania, New Jersey, Connecticut and Florida without interruption.

         On February 5, 2002, the Company issued a press release relating to the foregoing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         The Company hereby furnishes the following exhibit:

         EXHIBIT NO.        DOCUMENT DESCRIPTION
         -----------        --------------------
         99.1               Press Release of the Company dated February 5, 2002




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    February 19, 2002


                               I.C.H. CORPORATION
                                  (Registrant)


                               By: /s/ JOHN A. BICKS
                                   ---------------------------------------
                                   Name:  John A. Bicks
                                   Title: Co-Chairman and Co-Chief
                                          Executive Officer


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                                  EXHIBIT INDEX


         EXHIBIT            DOCUMENT
         -------            --------
         99.1               Press Release of the Company dated February 5, 2002